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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) February 10, 2000
                                                        -----------------

                Bear Stearns Commercial Mortgage Securities Inc.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


             Delaware                333-61783              3411414
             --------                ---------              -------
         (STATE OR OTHER         (COMMISSION FILE      (I.R.S. EMPLOYER
         JURISDICTION OF              NUMBER)         IDENTIFICATION NO.)
          INCORPORATION)


                       245 Park Avenue, New York, NY 10167
                   -------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 272-2000
                                                          --------------

                         Exhibit Index located on Page 4
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Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits.

             (See attached Exhibit Index.)

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       BEAR STEARNS COMMERCIAL
                                       MORTGAGE SECURITIES INC.

                                       By: /s/ Michael A. Forastiere
                                           -----------------------------------
                                           Name:  Michael A. Forastiere
                                           Title: Vice President


Dated:  February 10, 2000

                                       3
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                                  EXHIBIT INDEX


Item 601(a) of Regulation S-K

Exhibit No.                       Description                             Page
-----------                       -----------                             ----
   99.1       Pooling and Servicing Agreement, dated as of February 1,
              2000, among Bear Stearns Commercial Mortgage Securities
              Inc., as depositor, Wells Fargo Bank, National Association, as servicer, GMAC Commercial Mortgage Corporation, as special servicer, LaSalle Bank National Association, as trustee, ABN AMRO Bank N.V., as fiscal agent, and Norwest
              Bank Minnesota, National Association, as paying agent
              (providing for, inter alia, the issuance of Commercial
              Mortgage Pass-Through Certificates, Series 2000-WF1)

                                    4